Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
December 15, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	32-34 35-37	16 181	12/31/10 06/30/11	Scheduled downtime for ABS survey for approximately 40 days starting in February 2011

2	Hercules 150	150’ — ILC, TD	GOM	Phoenix Apache LLOG Hillcorp	33-35 33-35 33-35 31-33	5 21 7 21	12/20/10 01/10/11 01/17/11 02/07/11

3	Hercules 173	173’ — MC, TD	GOM	Chevron	32-34 35-37	16 181	12/31/10 06/30/11	Scheduled downtime for ABS survey for approximately 30 days starting in May 2011

4	Hercules 200	200’ — MC, TD	GOM	Apache	33-35	19	01/03/11	Scheduled downtime for ABS survey for approximately 21 days starting in March 2011

5	Hercules 201	200’ — MC, TD	GOM	Hall Houston	31-33	3	12/18/10

6	Hercules 202	200’ — MC, TD	GOM	W&T Offshore	32-34	93	03/18/11

7	Hercules 204	200’ — MC, TD	GOM	LLOG	35-37	5	12/20/10	Contract commenced December 3; One-well priced option at dayrate of $35-37K; Scheduled downtime for ABS survey for approximately 30 days starting in April 2011

8	Hercules 205	200’ — MC, TD	GOM	Tana	34-36	26	01/10/11

9	Hercules 251	250’ — MS, TD	GOM	ADTI/Phoenix ERT	32-34 32-34	6 14	12/21/10 01/04/11	One well priced option at dayrate of $32-34K

10	Hercules 253	250’ — MS, TD	GOM	ADTI/Hall Houston ADTI/Dynamic	32-34 32-34	6 36	12/21/10 01/26/11

11	Hercules 350	350’ — ILC, TD	GOM	Chevron	69-71 73-75	16 181	12/31/10 06/30/11
					Average	78	days

12	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09

13	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09

14	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09

15	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09

16	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09

17	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09

18	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09

19	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09

20	Hercules 206	200’ — MC, TD	GOM	Cold Stacked 12/09

21	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09

22	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09

23	Hercules 250	250’ — MS, TD	GOM	Cold Stacked 12/09

24	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09

25	Hercules 257	250’ — MS, TD	GOM	Cold Stacked 07/10

Hercules Offshore
Monthly Rig Fleet Status Report
as of
December 15, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore

1	Hercules 170	170’ — ILC, TD	Bahrain	Warm Stacked
2	Hercules 156	150’ — ILC, TD	Bahrain	Cold Stacked

3	Hercules 185	150’ — ILC, TD	Gabon	Angola Drilling Company Ltd	149-151	n/a	01/07/11
Remains on standby dayrate in the $145-150K range. Contract with ADC currently does not meet our revenue recognition criteria due to uncertainty surrounding collectability. LOI signed with Cabinda Gulf Oil Company LTD. (CABGOC), a wholly-owned subsidiary of Chevron, in Angola for three years at dayrate of $59-61K expected to commence by February 1, 2011.

4	Platform 3	Platform, TD	Mexico	PEMEX	54-56	130	04/24/11
5	Hercules 258	250’ — MS, TD	India	ONGC	109-111	171	06/04/11
6	Hercules 260	250’ — ILC, TD	India	ONGC	142-144	105	03/30/11
7	Hercules 208	200’ — MC, TD	Malaysia	Murphy	109-111	254	08/26/11
8	Hercules 261	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	289	09/30/11	Repairs and maintenance from October 22 - December 3 at zero dayrate
9	Hercules 262	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	289	09/30/11
					Average	138	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
December 15, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoran	27-29	50	02/03/11
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoran	25-27	17	01/01/11
					Average	22	days
4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, although the average dayrate over the term of the contract will be lower and could be substantially lower. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure. In certain cases under our Inland Barge contracts dayrates include revenue for other vessels and services provided by Delta Towing. The dayrates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project, subject to the satisfaction of regulatory and permitting requirements that are then in effect.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
November 30, 2010

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Lifeboats(1)	Liftboat(2)	Days	Utilization(3)	Comments

Gulf of Mexico
230	2	2	$24,363	30	50%	One vessel in drydock in November and December
170-215	4	4	13,113	118	98%
140-150	6	6	7,620	98	54%	Two vessels in drydock in November and three vessels in drydock in December
120-130	14	13	6,121	273	70%	Two vessels in drydock in November and December
105	15	13	4,613	225	58%	Two vessels in drydock in November and one vessel in drydock in December

Sub-total/Average	41	38	$7,707	744	65%

International
230-260	2	2	$48,872	57	95%
170-215	7	7	33,989	165	79%	Two vessels in drydock in November
140-150	4	4	15,141	111	93%	One vessel in drydock in November
120-130	7	7	11,920	153	73%	Two vessels in drydock in November and December
105	4	3	7,884	45	50%

Sub-total/Average	24	23	$23,075	531	77%

Total/Average	65	61	$14,107	1,275	70%

(1)	Actively marketed liftboats excludes three GOM cold-stacked liftboats and one Nigeria cold-stacked liftboat.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, estimated contract duration, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the regulatory and permitting uncertainty in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays, the ability of our customers to obtain permits for contracted work or otherwise satisfy regulatory requirements which are then in effect government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.